UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LXRX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02     Unregistered Sales of Equity Securities

On September 23, 2020, Lexicon Pharmaceuticals, Inc. (the “Company”) entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) pursuant to which the Company agreed to exchange $62.55 million aggregate principal amount of its outstanding 5.25% Convertible Senior Notes due 2021 from certain holders thereof for aggregate consideration consisting of 8,746,117 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) and $41.03 million in cash (including $1.07 million of accrued interest) (collectively, the “Transactions”).
After giving effect to the Transactions, the Company believes that its current unrestricted cash and investment balances and cash and revenues it expects to derive from strategic and other collaborations and other sources will be sufficient to fund its currently planned operations for at least the next 12 months.
The Shares are to be issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), as promulgated by the Securities and Exchange Commission under the Securities Act.

Forward-Looking Statements

Statements made herein contain “forward-looking statements,” including statements relating to the Company’s financial position, long-term outlook on its business and the clinical development and therapeutic and commercial potential of its drug candidates. In addition, this Current Report on Form 8-K (the “Current Report”) also contains forward looking statements relating to the Company’s growth and future operating results, discovery and development of products, strategic alliances and intellectual property, as well as other matters that are not historical facts or information. All forward-looking statements are based on management’s current assumptions and expectations and involve risks, uncertainties and other important factors, specifically including the Company’s ability to meet its capital requirements, successfully conduct preclinical and clinical development and obtain necessary regulatory approvals of sotagliflozin, LX9211 and its other potential drug candidates on its anticipated timelines, achieve its operational objectives, obtain patent protection for its discoveries and establish strategic alliances, as well as additional factors relating to manufacturing, intellectual property rights, and the therapeutic or commercial value of its drug candidates. Any of these risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. Information identifying such important factors is contained under “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: September 24, 2020	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel